UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2007

ITEM 1.               REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

LMP Corporate Loan Fund Inc. (TLI)

ANNUAL REPORT

SEPTEMBER 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LMP Corporate Loan Fund Inc.

Annual Report • September 30, 2007

What’s
Inside	Letter from the Chairman	I

	Fund Overview	1

	Schedule of Investments	4

	Statement of Assets and Liabilities	13

	Statement of Operations	14

	Statements of Changes in Net Assets	15

	Financial Highlights	16

	Notes to Financial Statements	17

Fund Objective	Report of Independent Registered Public Accounting Firm	23
The Fund’s Investment
objective is to maximize	Additional Information	24
current income consistent
with prudent efforts to pre-	Annual Chief Executive Officer and Chief Financial Officer Certifications	28
serve capital.
	Dividend Reinvestment Plan	29

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy produced mixed results during the 12-month reporting period ended September 30, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The advance estimate for third quarter GDP growth was 3.9%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. In its statement accompanying the September meeting, the Fed stated: “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

At the end of October, after the reporting period concluded, the Fed again cut rates, reducing the federal funds rate from 4.75% to 4.50%.

LMP Corporate Loan Fund Inc.	I

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended September 30, 2007, two-year Treasury yields fell from 4.71% to 3.97%. Over the same period, 10-year Treasury yields moved from 4.64% to 4.59%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.14%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II                LMP Corporate Loan Fund Inc.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 2, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

LMP Corporate Loan Fund Inc.                          III

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Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the one-year reporting period, we experienced significant changes and volatility in the corporate loan market. Over the first nine months of the fiscal year, the loan market consistently broke records for new issue volume. This was triggered by strong cash inflows from investors amid a benign credit environment and stable economic growth. However, in the final week of June 2007, the loan market reached a turning point. During this time, a number of factors began to weigh on investors, including a record calendar of new issues scheduled in the coming months. In addition, there was increased volatility in the capital markets due to issues related to the subprime mortgage market. This led to the beginning of a major technical correction in the loan market that carried through to the end of the fiscal year.

As June 2007 came to a close, the market began to reevaluate risk despite the fact there was no material change in corporate loan credit fundamentals. In fact, positive economic growth, along with strong corporate earnings and balance sheets, continued to provide a backdrop for historically low default rates. However, despite the favorable credit environment, corporate loan prices in the secondary market began to decline sharply.

The technical correction accelerated in July 2007, as the supply of new issues significantly outpaced demand. Adding further difficulty, corporate loan mutual funds began to see meaningful redemptions. As a result, secondary market liquidity dissipated and the market correction continued. The situation began to improve in September 2007, as the Federal Reserve Board (“Fed”)i lowered its discount rateii and the federal funds rateiii.

Performance Review

For the 12 months ended September 30, 2007, LMP Corporate Loan Fund Inc. returned 2.43% based on its net asset value (“NAV”)iv and 2.00% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s Lipper Loan Participation Closed-End Funds Category Averagev increased 3.80% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.09 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of September 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2007 (unaudited)

Price Per Share	12-Month Total Return

$13.48 (NAV)	2.43%
$12.65 (Market Price)	2.00%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

LMP Corporate Loan Fund Inc. 2007 Annual Report	1

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the first nine months of the reporting period, the Fund benefited from the positive backdrop in the corporate loan market. Over this time, the Fund’s NAV and market value price rose, in part because of the expanding U.S. economy, strong demand, a benign credit environment and continued low default rates.

What were the leading detractors from performance?

A. As discussed, the corporate loan market experienced a severe technical correction during the latter stages of the fiscal year. While the positive fundamentals in the corporate loan market did not change materially during this period, they did little to stem rapidly falling prices and indiscriminate selling. The Fund was not immune from this sell-off, as its NAV and market price declined along with the overall corporate loan market.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the disciplined investment strategy used to manage the Fund during the reporting period. In terms of the Fund’s portfolio, we have recently pared our exposure to certain issuers that may not fare as well in a slow growth environment.

Looking for Additional Information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

2      LMP Corporate Loan Fund Inc. 2007 Annual Report

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Glenn N. Marchak
Portfolio Manager
Citigroup Alternative Investments LLC

October 16, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.
iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

[v]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 45 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc. 2007 Annual Report	3

Schedule of Investments (September 30, 2007)

LMP CORPORATE LOAN FUND INC.

Face Amount	Security(a)(b)	Value
SENIOR COLLATERALIZED LOANS — 97.9%
Aerospace/Defense — 2.3%
$1,500,000	Be Aerospace Inc., Term Loan B, 6.950% to 7.260% due 12/31/07	$1,483,751
1,350,019	CACI International Inc., Term Loan, 6.860% to 7.230% due 12/10/07	1,321,331
1,350,481	ILC Industries Inc., First Lien Term Loan, 7.448% due 12/28/07	1,325,159
1,036,757	Transdigm Inc., Term Loan B, 7.200% due 12/27/07	1,019,046
	Total Aerospace/Defense	5,149,287
Automotive — 2.8%
	Hertz Corp.:
319,366	Synthetic Letter of Credit, 6.988% due 12/21/07	315,006
1,517,867	Term Loan, 7.550% to 7.560% due 10/15/07	1,497,142
1,221,938	Kar Holdings, Term Loan B, 7.450% due 12/31/07	1,179,825
541,905	Keystone Automotive Industries Inc., Term Loan B, 8.636% to 10.250% due 12/31/07	501,939
2,515,139	Tire Rack Inc., Term Loan B, 6.880% to 6.950% due 12/28/07	2,477,412
328,909	United Components Inc., Term Loan D, 7.380% due 11/13/07	321,508
	Total Automotive	6,292,832
Broadcast Radio and Television — 3.4%
2,276,786	Citadel Communication Group, Term Loan B, 6.755% to 6.825% due 12/31/07	2,180,735
1,064,959	CMP Susquehanna Corp., Term Loan B, 7.159% to 7.783% due 11/9/07	1,028,617
1,278,473	Lodgenet Entertainment Corp., Term Loan B, 7.360% due 12/31/07	1,249,707
1,285,659	National Cinemedia Inc., Term Loan B, 7.460% due 12/13/07	1,236,141
2,000,000	Univision Communications, Term Loan B, 7.610% due 10/31/07	1,907,084
	Total Broadcast Radio and Television	7,602,284
Building and Development — 6.3%
	Building Materials Holding Corp.:
672,775	Second Lien Term Loan, 11.313% due 10/22/07	573,541
1,985,037	Term Loan, 8.125% to 9.500% due 12/31/07	1,833,678
1,627,960	Capital Automotive REIT, Term Loan, 7.420% due 10/1/07	1,605,779
1,218,801	Contech Construction Products Inc., Term Loan, 7.130% to 7.670% due 10/29/07	1,182,237
	Custom Building Products Inc.:
1,000,000	Second Lien Term Loan, 10.198% due 12/31/07	950,000
1,214,341	Term Loan B, 7.379% due 12/28/07	1,147,552
144,971	Infrastrux Group Inc., Term Loan B, 9.629% due 10/31/07	137,722
279,255	Kyle Acquisition Group LLC, Term Loan B, 9.125% due 10/1/07	258,660
1,415,133	Panolam Industries International, Term Loan, 7.948% due 12/28/07	1,358,528
	Pike Electric Inc.:
220,212	Term Loan B, 7.375% due 10/10/07	215,464
250,584	Term Loan C, 7.313% due 10/17/07	245,181
2,475,000	Shea Capital I LLC, Term Loan, 7.200% due 12/31/07	2,153,250
2,500,000	South Edge LLC, Term Loan C, 7.188% due 10/29/07	2,275,000
	Total Building and Development	13,936,592

See Notes to Financial Statements.

4	LMP Corporate Loan Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security(a)(b)	Value
Business Equipment and Services — 9.1%
$2,266,667	Acxiom Corp., Term Loan B, 7.503% due 10/17/07	$2,232,667
199,500	Asset Acceptance, Term Loan B, 7.960% to 8.750% due 12/31/07	191,520
2,611,607	Asurion Corp., First Lien Term Loan, 8.360% due 11/5/07	2,541,963
1,215,813	Beacon Sales Acquisition Inc., Term Loan B, 7.360% to 8.500% due 12/31/07	1,167,180
399,534	Coinstar Inc., Term Loan, 7.360% due 10/10/07	395,539
	Corporate Express U.S. Finance Inc.:
1,488,750	New Term Loan D, 7.579% to 7.646% due 12/18/07	1,453,392
938,030	Term Loan D-1, 7.580% to 7.720% due 12/17/07	915,752
	Deluxe Entertainment Service Group Inc.:
101,255	Canadian Term Loan, 7.610% due 12/28/07	98,217
51,540	Letter of Credit, 5.260% due 12/31/07	49,993
100,000	Second Lien Term Loan, 11.198% due 12/31/07	97,250
1,115,082	Term Loan, 7.448% due 12/31/07	1,081,629
	Educate Services Inc.:
467,297	First Lien Term Loan, 9.000% due 12/31/07	455,615
286,000	Second Lien, 10.450% due 12/31/07	275,990
1,172,919	Education Management Corp., Term Loan B, 7.125% due 10/1/07	1,136,429
	Fleetcor Technologies Operating Co., LLC:
55,556	Delayed Draw Term Loan, 7.380% to 7.920% due 10/1/07	53,889
276,389	Term Loan B, 7.590% to 7.915% due 10/1/07	268,098
831,250	Intralinks Inc., Term Loan, 7.981% due 12/31/07	773,062
800,000	Jacobson Acquisition Co., Second Lien, 10.860% due 10/19/07	724,000
1,050,000	JHCI Acquisitions Inc., First Lien Term Loan, 7.860% due 10/19/07	977,813
838,603	Maxim Crane Works, L.P., Term Loan B, 7.360% to 7.508% due 10/30/07	796,676
1,329,731	N.E.W. Customer Services Cos. Inc., First Lien Term Loan, 7.858% to 8.224% due 12/10/07	1,249,116
801,988	NCO Group, Term Loan, 8.200% to 8.500% due 12/31/07	775,923
687,500	Neff Corp., Second Lien Term Loan, 8.896% due 12/7/07	623,620
	Riskmetrics Group Holdings LLC:
250,000	Second Lien Term Loan, 10.860% due 10/1/07	246,406
248,750	Term Loan B, 7.448% due 12/31/07	246,884
381,802	Verifone Inc., Term Loan, 7.110% due 10/31/07	377,030
972,608	West Corp., Term Loan B2, 7.504% to 7.880% due 11/28/07	956,195
	Total Business Equipment and Services	20,161,848
Cable and Satellite Television — 2.2%
4,000,000	Insight Midwest Holdings LLC, Term Loan B, 7.110% to 7.360% due 10/5/07	3,930,000
250,000	Intelsat (Bermuda) Ltd., Term Loan, 7.859% due 11/2/07	247,578
701,754	Virgin Media Investment Holding, Term Loan B4, 7.360% due 10/16/07	680,428
	Total Cable and Satellite Television	4,858,006
Chemicals/Plastics — 5.2%
1,859,531	Georgia Gulf Corp., Term Loan, 8.298% due 10/9/07	1,820,403
844,160	Hercules Inc., Term Loan B, 7.253% due 10/17/07	829,739
	Hexion Specialty Chemicals, Inc.:
637,182	Term Loan C4, 7.625% due 11/5/07	629,466
802,495	Term Loan C5, 7.625% due 10/16/07	792,778

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Annual Report	5

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security(a)(b)	Value
Chemicals/Plastics — 5.2% (continued)
$514,839	Huish Detergents Inc., Term Loan B, 7.200% due 12/31/07	$487,810
	Kik Custom Products:
95,685	Canadian Term Loan, 7.460% due 12/27/07	90,900
583,334	Second Lien Term Loan, 10.203% due 12/27/07	492,917
558,161	Term Loan B, 7.460% due 12/27/07	530,253
290,938	Polypore, Inc., Term Loan B, 7.380% due 10/29/07	281,482
2,681,250	Rockwood Specialties Group Inc., Tranche E Term Loan, 7.108% due 10/31/07	2,615,522
	Texas Petrochemicals Corp.:
382,166	Letter of Credit, 7.449% due 10/29/07	365,207
1,132,237	Term Loan B, 7.750% to 7.938% due 12/31/07	1,081,994
1,460,100	Unifrax Corp., Term Loan B, 7.438% due 10/31/07	1,429,073
	Total Chemicals/Plastics	11,447,544
Clothing/Textiles — 0.9%
	Gold Toe Investment Corp.:
1,116,563	First Lien Term Loan, 8.110% due 10/30/07	1,088,649
375,000	Second Lien Term Loan, 11.360% due 10/30/07	373,125
497,046	William Carter Co., Term Loan B, 6.629% to 6.858% due 10/31/07	489,693
	Total Clothing/Textiles	1,951,467
Conglomerates — 1.0%
	Mark IV Industries Inc.:
495,000	First Lien Term Loan, 7.820% to 7.890% due 12/27/07	481,800
250,000	Second Lien Term Loan, 10.900% to 11.130% due 3/27/08	237,917
	TriMas Corp.:
281,250	Letter of Credit, 7.578% to 8.048% due 10/1/07	274,219
1,206,563	Term Loan B, 7.625% due 10/30/07	1,176,398
	Total Conglomerates	2,170,334
Containers and Glass Products — 2.1%
1,865,625	Graphic Packaging International Inc., First Lien Term Loan, 7.360% to 7.510% due 11/26/07	1,856,963
	Crown Americas LLC:
990,000	Term Loan, 7.308% due 11/15/07	962,775
1,980,000	Term Loan B, 7.308% due 11/15/07	1,925,550
	Total Containers and Glass Products	4,745,288
Cosmetics/Personal Care — 0.1%
235,222	Vi-Jon, Term Loan B, 7.379% to 7.749% due 11/23/07	229,341
Drugs — 1.8%
1,126,457	Cardinal Health Inc., Dollar Term Loan, 7.448% due 12/31/07	1,081,399
1,243,573	Leiner Health Products Group Inc., Term Loan B, 9.650% to 9.700% due 3/28/08	1,182,949
1,646,896	Royalty Pharma Finance Trust, Term Loan, 6.629% due 10/29/07	1,635,916
	Total Drugs	3,900,264

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security(a)(b)	Value
Ecological Services and Equipment — 0.9%
$1,997,443	IESI Corp., Term Loan, 6.819% to 7.260% due 3/25/08	$1,942,513
Electronics/Electric — 4.1%
333,334	Attachmate Corp., Second Lien Term Loan, 12.110% due 12/31/07	330,001
	Bridge Information Systems Inc.:
417,396	Multi-Draw Term Loan, 10.500% due 12/31/07 (c)	31,305
774,078	Term Loan B, 10.750% due 12/31/07 (c)	58,055
	Dealer Computer Services:
1,000,000	Second Lien Term Loan, 10.698% due 12/28/07	1,000,000
2,079,646	Term Loan, 7.198% due 12/28/07	2,025,055
2,042,106	Intergraph Corp., First Lien Term Loan, 7.506% to 7.129% due 11/30/07	1,992,330
1,602,956	Sabre Inc., Term Loan B, 7.358% due 10/31/07	1,527,416
2,244,375	Travelport, Delayed Draw Term Loan, 7.448% due 12/31/07	2,189,202
	Total Electronics/Electric	9,153,364
Equipment Leasing — 0.5%
1,162,030	Rent-a-Center Inc., Term Loan B, 7.110% to 7.460% due 8/15/08	1,140,726
Finance — 0.6%
1,008,850	Spirit Finance Corp, First Lien Term Loan, 8.360% due 11/1/07	939,492
432,433	Tishman Speyer, Term Loan, 7.550% due 10/9/07	419,460
	Total Finance	1,358,952
Food Products — 3.3%
	American Seafoods Group LLC:
1,054,692	Term Loan B1, 7.110% due 10/1/07	1,038,871
829,601	Term Loan B2, 7.110% due 10/1/07	817,157
1,860,462	Michael Foods Inc., Term Loan B-1, 7.361% due 11/21/07	1,809,299
1,782,420	NPC International, Term Loan B, 6.880% to 7.560% due 12/31/07	1,744,544
1,897,092	Reddy Ice Group Inc., Term Loan, 7.110% due 10/12/07	1,868,636
	Total Food Products	7,278,507
Food/Drug Retailers — 1.2%
1,140,080	Sagittarius Brands Inc., Term Loan B, 7.450% due 12/31/07	1,060,275
746,250	Sbarro Inc., Term Loan B, 7.880% due 11/30/07	716,866
941,024	Smart & Final, First Lien Term Loan, 8.203% to 8.565% due 12/26/07	908,088
	Total Food/Drug Retailers	2,685,229
Forest Products — 2.0%
3,023,438	Domtar Inc., Term Loan, 7.185% due 10/15/07	2,954,654
	Smurfit-Stone Container Corp.:
261,990	Deposit Funded Loan, 7.320% due 10/1/07	259,575
390,004	Term Loan B, 7.188% to 7.875% due 12/3/07	386,408
562,281	Term Loan C, 7.625% to 7.688% due 12/3/07	557,098
183,142	Term Loan C1, 7.688% due 10/1/07	181,454
	Total Forest Products	4,339,189

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Annual Report	7

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security(a)(b)	Value
Healthcare — 6.9%
$497,500	Advanced Medical Optics Inc., Term Loan, 7.110% to 7.285% due 3/3/08	$473,869
2,139,331	AMN Healthcare, Term Loan B, 6.948% due 12/31/07	2,083,174
	Carestream Health Inc.:
1,500,000	First Lien Term Loan, 7.129% to 7.358% due 1/31/08	1,446,562
1,000,000	Second Lien Term Loan, 10.577% to 10.608% due 1/31/08	957,917
202,820	Conmed Corp., Institutional Term Loan, 7.010% due 10/1/07	198,257
3,250,000	Davita Inc., Term Loan B1, 6.700% to 7.010% due 12/31/07	3,197,187
1,102,493	Fresenius Medical Care Holdings Inc., Term Loan B, 6.573% to 6.973% due 12/31/07	1,086,251
1,488,754	Medassets Inc., Term Loan B, 7.600% due 10/29/07	1,451,536
1,122,375	Reable Therapeutics Finance LLC, Term Loan, 7.818% to 7.860% due 2/6/08	1,111,152
363,672	Surgical Care Affiliates, Term Loan, 7.448% to 7.570% due 12/28/07	348,215
	Talecris Biotherepeutics Inc.:
481,194	First Lien Term Loan, 9.080% to 10.000% due 12/31/07	482,998
930,851	Second Lien Term Loan, 12.080% due 11/14/07	928,524
1,557,151	Vicar Operating Inc., Term Loan, 7.125% due 10/1/07	1,494,865
	Total Healthcare	15,260,507
Home Furnishings — 0.8%
	BL Sleep Innovations:
500,000	Second Lien Term Loan, 11.860% due 10/10/07	179,500
1,104,041	Term Loan, 8.090% due 10/10/07	796,014
774,472	Simmons Co., Term Loan D, 6.938% to 7.438% due 9/29/08	751,237
	Total Home Furnishings	1,726,751
Hotels/Motels/Inns and Casinos — 5.1%
2,360,238	Alliance Gaming Corp., Term Loan B, 8.636% due 1/9/08	2,347,452
1,855,583	Ameristar Casinos Inc., Initial Term Loan, 6.928% due 11/30/07	1,834,708
718,977	Green Valley Ranch Gaming LLC, First Lien Term Loan, 7.198% to 7.541% due 12/28/07	701,003
320,795	Greenwood Racing Inc., Term Loan B, 7.800% due 10/31/07	310,770
1,205,716	Isle of Capri Black Hawk LLC, Term Loan, 7.198% to 7.720% due 12/31/07	1,169,545
2,450,000	Penn National Gaming Inc., Term Loan B, 6.950% to 7.110% due 12/31/07	2,435,369
	Seminole Tribe of Florida:
323,887	Term Loan, 6.750% to 7.125% due 12/27/07	321,862
1,093,117	Term Loan B2, 7.125% due 12/4/07	1,086,286
1,082,996	Term Loan B3, 6.875% due 10/17/07	1,076,227
	Total Hotels/Motels/Inns and Casinos	11,283,222
Industrial Equipment — 5.8%
271,778	Baldor Electric Co., Term Loan B, 7.000% to 7.125% due 1/31/08	268,664
	Electrical Components International Holding:
909,211	First Lien Term Loan, 7.450% due 12/31/07	841,020
338,505	Second Lien Term Loan, 12.060% due 11/15/07	306,347
974,105	Enersys Inc., New Term Loan, 6.960% to 8.500% due 2/8/08	957,058

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security(a)(b)	Value
Industrial Equipment — 5.8% (continued)
	EPD Inc.:
$219,298	Delayed Draw Term Loan, 5.360% due 10/31/07	$213,816
1,535,088	Term Loan B, 7.858% due 10/31/07	1,496,711
1,731,964	Flowserve Corp., Term Loan, 6.750% to 7.125% due 12/31/07	1,708,691
298,786	Foamex International Inc., First Lien Term Loan, 7.386% to 8.053% due 10/24/07	281,108
1,225,000	Generac Power Systems Inc., First Lien Term Loan, 9.250% due 12/31/07	1,106,874
194,982	Gleason, Term Loan, 7.375% to 7.750% due 12/12/07	192,058
365,893	Goodman Global Holdings Inc., Term Loan C, 7.188% due 11/13/07	356,745
	Jacuzzi Brands:
114,409	First Lien Term Loan, 7.379% to 7.625% due 12/31/07	103,883
10,135	Letter of Credit, 7.710% due 10/1/07	9,203
	LN Acquisition Corp.:
151,136	Delayed Draw Term Loan B, 8.000% to 8.120% due 11/30/07	149,247
403,156	First Lien Term Loan, 7.630% due 10/29/07	398,117
277,778	Second Lien Term Loan, 11.490% due 11/13/07	275,695
2,409,567	Norcross Safety Products LLC, Term Loan, 7.318% to 9.250% due 11/7/07	2,361,375
1,915,073	Oshkosh Truck Corp., Term Loan B, 7.450% due 12/6/07	1,891,494
	Total Industrial Equipment	12,918,106
Leisure — 5.6%
690,744	Amscan Holdings Inc., Term Loan B, 7.345% to 9.000% due 12/31/07	661,387
	Auto Europe Group LLC:
578,637	First Lien Term Loan, 7.879% due 10/31/07	567,065
1,000,000	Second Lien Term Loan, 11.820% due 10/1/07	970,000
2,937,613	Regal Cinemas Inc., Term Loan, 6.698% due 12/31/07	2,859,331
750,000	Southwest Sports Group LLC, Term Loan, 7.750% due 12/31/07	736,875
1,852,069	Universal City Development Partners, L.P., Term Loan B, 7.360% to 7.640% due 11/20/07	1,815,027
3,507,575	Warner Music Group Acquisition Corp., Term Loan, 7.360% to 7.541% due 11/30/07	3,433,039
1,558,594	Zuffa, Term Loan B, 7.563% due 11/19/07	1,410,527
	Total Leisure	12,453,251
Non-Ferrous Metals/Materials — 2.1%
1,050,240	Compass Minerals Group Inc., Term Loan, 6.590% to 6.860% due 9/11/08	1,038,862
	Novelis, Inc.:
398,162	CA Term Loan, 7.200% due 12/31/07	388,042
875,956	US Term Loan, 7.360% due 10/1/07	853,692
	Oxbow Carbon and Minerals Holdings LLC:
72,434	Delayed Draw Term Loan B, 7.198% due 12/31/07	67,725
824,886	Term Loan, 7.198% to 7.550% due 12/31/07	771,268
1,460,509	Walter Industries Inc., Term Loan B, 6.948% to 7.550% due 12/31/07	1,430,204
	Total Non-Ferrous Metals/Materials	4,549,793

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Annual Report	9

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security(a)(b)	Value
Oil & Gas — 5.8%
	Alon USA Inc.:
$130,455	Edgington Term Loan, 7.379% to 7.608% due 10/31/07	$127,031
1,043,642	Paramount Term Loan, 7.379% to 7.608% due 10/31/07	1,016,246
704,818	Astoria Generating Co. Acquisitions LLC, Term Loan B, 7.180% to 7.210% due 12/21/07	697,475
	Coffeyville Resources LLC:
110,745	Letter of Credit, 8.260% due 10/1/07	107,596
569,325	Tranche D Term Loan, 8.481% to 8.609% due 1/2/08	553,135
1,837,500	Connacher, Term Loan B, 8.450% due 11/30/07	1,837,500
742,356	Dresser Inc., Term Loan B, 7.629% to 8.010% due 11/20/07	730,664
1,596,677	Helix Energy Solutions Group Inc., Term Loan B, 7.360% to 7.820% due 10/15/07	1,563,147
833,334	Hercules Offshore, Inc., Term Loan B, 7.110% due 11/1/07	821,876
762,024	Semgroup, L.P., Term Loan, 7.110% due 10/23/07	750,594
	Targa Resources:
378,682	Synthetic Letter of Credit, 7.168% due 12/31/07	375,557
1,546,283	Term Loan B, 7.198% to 7.541% due 12/31/07	1,533,526
446,250	Volnay Acquisition Co. I, Term Loan B, 7.360% due 11/1/07	435,094
2,321,429	Western Refining Co., L.P., Term Loan, 6.879% due 10/29/07	2,285,639
	Total Oil & Gas	12,835,080
Publishing — 4.0%
1,588,938	Advanstar Communications Inc., First Lien Term Loan, 7.448% due 12/28/07	1,484,664
220,424	CBD Media Inc., Term Loan D, 7.630% due 10/31/07	219,597
1,449,830	Dex Media East LLC, Term Loan B, 6.630% to 7.210% due 12/31/07	1,442,840
2,029,096	Dex Media West LLC, Term Loan B2, 6.630% to 7.220% due 12/12/07	2,013,244
	Gatehouse Media Operating Inc.:
262,973	Delayed Draw Term Loan, 7.360% to 7.510% due 11/29/07	242,447
704,769	Term Loan B, 7.510% due 11/29/07	649,757
1,844,434	R.H. Donnelley Inc., Term Loan D-1, 6.630% to 7.090% due 12/31/07	1,823,684
950,000	Wenner Media LLC, Term Loan B, 6.948% due 12/28/07	928,625
	Total Publishing	8,804,858
Retailers — 3.6%
1,347,500	Claire’s Stores Inc., Term Loan B, 7.948% due 12/31/07	1,263,281
1,980,075	CSK Automotive Inc., Term Loan, 8.375% due 10/9/07	1,955,324
328,947	J Crew Group, Term Loan B, 7.103% to 7.149% due 10/26/07	324,150
831,239	Michaels Stores Inc., Term Loan B, 7.625% to 8.125% due 2/11/08	807,913
2,468,354	Neiman-Marcus Group Inc., Term Loan, 7.448% due 12/6/07	2,436,950
1,240,625	Petco Animal Supplies Inc., Term Loan, 7.448% to 7.608% due 12/31/07	1,210,127
	Total Retailers	7,997,745
Steel — 0.5%
457,187	Algoma Steel, Term Loan B, 8.090% due 12/20/07	444,614

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security(a)(b)	Value
Steel — 0.5% (continued)
	Tube City IMS Corp.:
$81,081	Letter of Credit, 7.610% due 10/1/07	$77,973
665,574	Term Loan, 7.448% due 12/31/07	640,061
	Total Steel	1,162,648
Surface Transport — 0.5%
	Coach America Holdings Inc.:
505,743	First Lien Term Loan B, 8.110% due 10/1/07	467,813
500,000	Second Lien Term Loan, 11.710% due 12/27/07	465,000
103,419	Synthetic Letter of Credit, 5.198% due 12/31/07	95,662
	Total Surface Transport	1,028,475
Telecommunications/Cellular Communications — 4.8%
2,390,833	Centennial Communications Corp., New Term Loan, 7.198% to 7.541% due 12/31/07	2,355,220
795,000	Cincinnati Bell Inc., Term Loan, 6.668% to 7.229% due 3/6/08	783,075
1,496,250	Crown Castle Operating Co., Term Loan B, 6.840% to 7.298% due 10/1/07	1,466,057
2,000,000	FairPoint Communications Inc., Additional Replacement Term Loan, 7.000% due 12/31/07	1,970,000
290,938	Hargray Communications Group, Inc., Term Loan B, 7.448% due 12/31/07	285,483
1,970,025	Metropcs Wireless Inc., Term Loan B, 7.500% to 7.625% due 12/31/07	1,942,569
1,782,318	Ntelos Inc., First Lien Term Loan, 7.380% due 10/31/07	1,760,039
	Total Telecommunications/Cellular Communications	10,562,443
Utilities — 2.6%
	Covanta Holding Corp.:
164,948	Letter of Credit, 5.098% due 12/28/07	160,206
334,214	Term Loan B, 6.875% to 7.063% due 12/10/07	324,605
1,287,682	Energy Investors Funds, Term Loan, 7.082% to 7.569% due 10/11/07	1,236,175
	Firstlight Power Resources Inc.:
105,691	Letter of Credit, 7.750% due 12/28/07	103,137
250,000	Second Lien Term Loan, 9.750% due 12/21/07	241,875
864,803	Term Loan B, 8.090% due 12/20/07	843,903
596,250	LS Power Acquisition, Term Loan B, 7.190% due 12/31/07	583,580
1,466,667	Reliant Energy Inc., Letter of Credit, 5.590% due 10/1/07	1,417,167
	TPF Generation Holdings LLC:
154,214	Letter of Credit, 7.460% due 10/1/07	149,318
48,343	Revolver, 7.460% due 10/1/07	46,808
788,724	Term Loan B, 7.198% due 12/31/07	763,682
	Total Utilities	5,870,456
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $223,989,217)	216,796,902

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Annual Report	11

Schedule of Investments (September 30, 2007) (continued)

Face Amount	Security(a)(b)	Value
SHORT-TERM INVESTMENT — 2.1%
U.S. Government Agency — 2.1%
$4,726,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 4.001% due 10/1/07 (d) (Cost — $4,726,000)	$4,726,000
	TOTAL INVESTMENTS — 100.0% (Cost — $228,715,217#)	$221,522,902

(a)  The maturity date represents the last in the range of reset dates.

(b)  Interest rates disclosed represent the effective rates on loans and debt securities that are in effect at September 30, 2007. Ranges in interest rates are attributable to multiple contracts under the same loan.

(c)  Security is currently in default.

(d)  Rate shown represents yield-to-maturity.

#    Aggregate cost for federal income tax purposes is $228,887,499.

Abbreviations used in this schedule:
Term	- Term Loan typically with a First Lien on specified assets.
Second Lien	- Subordinate Loan to First Lien.
REIT	- Real Estate Investment Trust.

Certian term loans have different letter designation, which may generally indicate differences in maturities, pricing, and other terms and conditions. A letter designation could also result from the consolidation of two or more previously issued term loans.

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2007 Annual Report

Statement of Assets and Liabilities (September 30, 2007)

ASSETS:
Investments, at value (Cost — $228,715,217)	$ 221,522,902
Principal paydown receivable	4,282,464
Interest receivable	2,428,614
Prepaid expenses	20,251
Total Assets	228,254,231
LIABILITIES:
Loan payable (Note 4)	5,000,000
Payable for securities purchased	2,249,218
Due to custodian	1,937,882
Distributions payable to Auction Rate Cumulative Preferred Stockholders	224,191
Investment management fee payable	145,700
Directors’ fees payable	2,706
Interest payable (Note 4)	2,304
Accrued expenses	143,065
Total Liabilities	9,705,066
Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $25,000 per share for each series) (Note 5)	85,000,000
Total Net Assets	$133,549,165
NET ASSETS:
Par value ($0.001 par value; 9,910,750 shares issued and outstanding; 50,000,000 common shares authorized)	$ 9,911
Paid-in capital in excess of par value	146,690,219
Undistributed net investment income	472,859
Accumulated net realized loss on investments	(6,431,509)
Net unrealized depreciation on investments	(7,192,315)
Total Net Assets	$133,549,165
Shares Outstanding	9,910,750
Net Asset Value	$13.48

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Annual Report	13

Statement of Operations (For the year ended September 30, 2007)

INVESTMENT INCOME:
Interest	$18,516,662
EXPENSES:
Investment management fee (Note 2)	1,925,579
Interest expense (Notes 1 and 4)	951,831
Directors’ fees	264,820
Auction participation fees (Note 5)	215,401
Audit and tax	100,438
Shareholder reports	44,330
Legal fees	39,441
Excise tax (Note 1)	34,419
Stock exchange listing fees	23,276
Custody fees	20,954
Auction agent fees	16,000
Rating agency fees	12,148
Commitment fees (Note 4)	11,474
Transfer agent fees	6,345
Insurance	5,505
Miscellaneous expenses	8,788
Total Expenses	3,680,749
Less: Fee waivers and/or expense reimbursements (Note 2)	(95,677)
Less: Earnings credits (Note 1)	(10,061)
Net Expenses	3,575,011
Net Investment Income	14,941,651
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(398,388)
Change in Net Unrealized Appreciation/Depreciation From Investments	(6,812,427)
Net Loss on Investments	(7,210,815)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 5)	(4,607,668)
Increase in Net Assets From Operations	$ 3,123,168

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended September 30,)

	2007	2006
OPERATIONS:
Net investment income	$ 14,941,651	$ 13,442,342
Net realized gain (loss)	(398,388)	272,315
Change in net unrealized appreciation/depreciation	(6,812,427)	(1,222,834)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(4,607,668)	(4,045,114)
Increase in Net Assets From Operations	3,123,168	8,446,709
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(10,824,475)	(9,160,779)
Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(10,824,475)	(9,160,779)
FUND SHARE TRANSACTIONS (NOTE 6):
Reinvestment of distributions	256,211	719
Increase in Net Assets From Fund Share Transactions	256,211	719
Decrease in Net Assets	(7,445,096)	(713,351)
NET ASSETS:
Beginning of year	140,994,261	141,707,612
End of year*	$133,549,165	$140,994,261

*Includes undistributed net investment income of:	$472,859	$845,036

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Annual Report	15

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2007		2006(1)	2005	2004	2003
Net Asset Value, Beginning of Year	$14.25		$14.32	$14.29	$13.93	$13.24
Income (Loss) From Operations:
Net investment income	1.51		1.36	0.96	0.73	0.75
Net realized and unrealized gain (loss)	(0.72)		(0.09)	0.02	0.42	0.81
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.47)		(0.41)	(0.25)	(0.11)	(0.12)
Total Income From Operations	0.32		0.86	0.73	1.04	1.44
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(1.09)		(0.93)	(0.70)	(0.68)	(0.75)
Total Distributions Paid to Common Stock Shareholders	(1.09)		(0.93)	(0.70)	(0.68)	(0.75)
Net Asset Value, End of Year	$13.48		$14.25	$14.32	$14.29	$13.93
Market Price, End of Year	$12.65		$13.43	$13.05	$14.58	$14.45
Total Return Based on NAV(2)(3)	2.43%		6.80%	5.46%	7.55%	11.64%
Total Return, Based on Market Price(2)	2.00%		10.44%	(5.80)%	5.79%	29.61%
Net Assets, End of Year (millions)	$134		$141	$142	$141	$136
Ratios to Average Net Assets:(4)
Gross expenses	2.63	%(5)	2.31%	2.27%	2.25%	2.40%
Gross expenses, excluding interest expense	1.95	(5)	1.84	2.22	2.25	2.40
Net expenses	2.55	(5)(6)	2.31 (7)	2.27	2.25	2.40
Net expenses, excluding interest expense	1.87	(5)(6)	1.84 (7)	2.22	2.25	2.40
Net investment income	10.67		9.48	6.71	5.14	5.62
Portfolio Turnover Rate	77%		86%	81%	110%	55%
Auction Rate Cumulative Preferred Stock:(8)
Total Amount Outstanding (000s)	$85,000		$85,000	$85,000	$85,000	$85,000
Asset Coverage Per Share	64,279		66,469	66,678	66,535	65,140
Involuntary Liquidating Preference Per Share(9)	25,000		25,000	25,000	25,000	25,000
Average Market Value Per Share(9)	25,000		25,000	25,000	25,000	25,000

(1)	Per share amounts have been calculated using the average shares method.
(2)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios including interest expense would have been 2.49% and 2.48%, respectively, and gross and net expense ratios excluding interest expense would both have been 1.81%.

(6)	Reflects earnings credits.
(7)	Reflects fee waivers and/or expense reimbursements.
(8)	On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(9)	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2007 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent effects to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), with the assistance of the Citigroup Alternative Investments LLC (“CAI”), the Fund’s sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates fair value.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

LMP Corporate Loan Fund Inc. 2007 Annual Report	17

Notes to Financial Statements (continued)

(c) Distributions to Shareholders. Distributions of the Fund’s net investment income, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Earnings credits. State Street Bank and Trust Company (“SSB&T”) provides portfolio custody services for the Fund. The amounts paid directly to SSB&T by the Fund are included in Custody fees in the Statement of Operations. The custody fees may be paid indirectly by credits earned on the Fund’s uninvested cash balances on deposit with SSB&T. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$34,419	—	$(34,419)
(b)	83,896	$(83,896)	—

(a)  Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)  Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

18	LMP Corporate Loan Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

2.  Investment Management Agreement and Other Transactions with Affiliates

LMPFA is the Fund’s investment manager and CAI is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”); and CAI is a wholly-owned subsidiary of Citigroup, Inc.

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus proceeds of any outstanding borrowings used for leverage. LMPFA delegates to the subadviser, the day-to-day portfolio management of the Fund. LMPFA pays a fee of 0.50% of the Fund’s average daily net assets plus proceeds of any outstanding borrowings used for leverage for the services CAI provides as subadviser. For purposes of calculating the management and sub-investment advisory fees, proceeds of any outstanding borrowings used for leverage by the Fund is not deducted in determining the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

During the year ended September 30, 2007, the Fund was reimbursed for expenses in the amount of $95,677 for a portion of non-recurring payments due to retiring directors.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended September 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 186,924,076
Sales	200,302,503

At September 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	—
Gross unrealized depreciation	$(7,364,597)
Net unrealized depreciation	$(7,364,597)

4.  Commitments

The Fund has a 364 day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $25 million. Unless renewed, this agreement terminates on May 27, 2008. The Fund pays a facility fee quarterly at 0.125% per annum on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended September 30, 2007 was $912,869. At September 30, 2007 the Fund had $5 million of borrowings outstanding per this credit agreement.

LMP Corporate Loan Fund Inc. 2007 Annual Report	19

Notes to Financial Statements (continued)

5.  Auction Rate Cumulative Preferred Stock

As of September 30, 2007, the Fund has 3,400 outstanding shares of ARCPS (combining both series “A” and “B”).

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 5.200% to 6.400% during the year ended September 30, 2007. At September 30, 2007, the current dividend rates were as follows:

	Series A	Series B
Current Dividend Rates	6.400%	6.000%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended September 30, 2007, CGM earned $215,401 as a participating broker/dealer.

6.  Capital Shares

Capital stock transactions were as follows:

	Year Ended September 30, 2007	Year Ended September 30, 2006
Shares issued on reinvestment	17,900	—

7.  Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date	Common Stock
Payable Date	Shareholders
10/19/2007 10/26/2007	$0.092000
11/23/2007 11/30/2007	$0.089000

20	LMP Corporate Loan Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended September 30, was as follows:

	2007	2006
Distributions paid from: Ordinary Income	$15,432,143	$13,205,893

As of September 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 492,061
Capital loss carryforward*	(5,723,940)
Other book/tax temporary differences (a)	(554,489)
Unrealized appreciation/(depreciation) (b)	(7,364,597)
Total accumulated earnings/(losses) — net	$(13,150,965)

*  As of September 30, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2009	$ (43,917)
9/30/2010	(224,102)
9/30/2011	(221,575)
9/30/2012	(5,010,233)
9/30/2013	(75,268)
9/30/2014	(106,488)
9/30/2015	(42,357)
$ (5,723,940)

These amounts will be available to offset any future taxable capital gains.

(a)  Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)  The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

8.  Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the Securities and Exchange Commission relating to the disclosure by certain other closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

LMP Corporate Loan Fund Inc. 2007 Annual Report	21

Notes to Financial Statements (continued)

9.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

22	LMP Corporate Loan Fund Inc. 2007 Annual Report

Report of Independent Registered Public
Accounting Firm

The Board of Directors and Shareholders
LMP Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Corporate Loan Fund Inc. as of September 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Corporate Loan Fund Inc. as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2007

LMP Corporate Loan Fund Inc. 2007 Annual Report	23

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Corporate Loan Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eight Avenue, 49th Floor New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2006	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2006	Formerly Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class III	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2006	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 1998	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	21	None

24	LMP Corporate Loan Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	21	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class I	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

LMP Corporate Loan Fund Inc.	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005).

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2007

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

				N/A	N/A

Albert Laskaj Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1977	Controller	Since 2007

Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason

				N/A	N/A

26	LMP Corporate Loan Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2008 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)  Mr. Gerken is an “interested person” of the Fund as defined in the Invesment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

LMP Corporate Loan Fund Inc.	27

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

28	LMP Corporate Loan Fund Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

LMP Corporate Loan Fund Inc.	29

Dividend Reinvestment Plan (unaudited) (continued)

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

30	LMP Corporate Loan Fund Inc.

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LMP Corporate Loan Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
  Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Kaprel Ozsolak
Chief Financial Officer and
Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Ted P. Becker
Chief Compliance Officer

Thomas C. Mandia
Assistant Secretary

Albert Laskaj
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

LMP CORPORATE LOAN
FUND INC

125 Broad Street
10th Floor, MF-2
New York, NY 10004

INVESTMENT MANAGER

Legg Mason Partners Fund
  Advisor, LLC

SUBADVISER

Citigroup Alternative
  Investments LLC

CUSTODIAN

State Street Bank and Trust
  Company

TRANSFER AGENT

American Stock Transfer &
  Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK
EXCHANGE SYMBOL

TLI

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

LMP Corporate Loan Fund Inc. LMP CORPORATE LOAN FUND INC. 125 Broad Street 10th Floor, MF-2 New York, New York 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

American Stock Transfer

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

& Trust Company
59 Maiden Lane New York, New York 10038 ©2007 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01804 11/07	SR07-445

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to
Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2006 and September 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,000 in 2006 and $49,800 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $60,000 in 2006 and $48,000 in 2007. These services consisted of procedures performed in connection with the Agreed Upon Procedures for the calculations pursuant to the Fund’s Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock dated March 11, 2002 as August 29, September 29, November 30, December 31, 2006, February 28, March 31, May 31 and June 30, 2007 for the LMP Corporate Loan Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $5,200 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the LMP Corporate Loan Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Corporate Loan Fund Inc. and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Corporate Loan Fund Inc. during the reporting period were $0 in 2007.

(h) Yes. LMP Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the LMP Corporate Loan Fund Inc.or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie Gelb

Riordan Roett

Jeswald Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Citigroup Alternative Investments (“CAI”) will not take any action or render any advice with respect to the voting of proxies solicited by, or with respect to, issuers of any securities held in a client’s account unless: (1) the client delegates proxy voting authority to CAI in writing; or (2) the client is a tax-qualified retirement plan subject to ERISA. If a client subject to ERISA wishes to reserve for itself the right to vote proxies, the Portfolio Manager should ensure that the client provides prior written notice to CAI that it expressly retains the right to vote proxies, and that CAI is expressly precluded from taking any action or rendering any advice with respect to the voting of proxies. Unless CAI is responsible for voting proxies, all proxy materials relating to issuers of any securities held in a client’s account shall be forwarded by the Portfolio Manager promptly to the client.

If CAI is responsible for voting proxies or responding to requests for consent with respect to securities held in a client’s account, the Portfolio Manager will have the obligation to do so. In exercising this duty, the Portfolio Manager will vote in a fashion that, in his or her opinion, will maximize the total value of the client’s account.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
Glenn N. Marchak Citigroup Alternative Investments LLC (“CAI”) 731 Lexington Avenue New York, NY 10022	Since 1998

Investment Officer and portfolio manager
of the fund; Managing Director and
Senior Portfolio Manager of CAI; Senior
Vice President of Travelers Asset
Management International Company
LLC (from 1998-2005)

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio manager for the fund. Unless noted otherwise, all information is provided as of September 30, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Other Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Glenn N. Marchak	1 registered investment companies with $0.2 billion in total assets under management	7 Other pooled investment vehicles with $1.1 billion in assets under management	1 Other account with $0.2 billion in total assets under management*

* Includes 1 account managed, totaling $0.5 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Adviser or an affiliate has an interest in the account.  The Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy applicable to each account, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

The management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio manager as of September 30, 2007.

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned

Glenn N. Marchak	D

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	December 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	December 6, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date:	December 6, 2007